Exhibit 99.1

Maxar Technologies Announces Pricing of $500 Million Senior Secured Notes Offering; Expects to Complete Amendment and Extension of its Credit Facilities

Westminster, CO, – June 10, 2022 – Maxar Technologies (NYSE:MAXR) (TSX:MAXR) (“Maxar” or the “Company”), a provider of comprehensive space solutions and secure, precise, geospatial intelligence, today announced the pricing of the previously announced offering of its $500 million in aggregate principal amount of 7.75% senior secured notes due 2027 (the “notes”). The notes were offered and sold in the United States only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The notes will have an interest rate of 7.75% per annum and will be issued at a price equal to 100% of their face value.

The closing of the sale of the notes, which is subject to customary conditions, is expected to occur on or about June 14, 2022. The notes will be senior, first-priority secured obligations of the Company and initially guaranteed on a senior, first-priority secured basis by the Company’s subsidiaries that are guarantors under its existing syndicated credit facility. In connection with the issuance of the notes, the Company expects to amend and restate that certain credit agreement under its existing syndicated credit facility and term loan obligations (the “Amendment and Restatement”), among the Company, Royal Bank of Canada, as administrative agent and collateral agent, and the lenders from time to time party thereto to amend pricing and covenants, extend, so long as the notes are ultimately repaid in full by a date that is 91 days prior to their maturity date, the maturity date of the revolving credit facility to June 2027 and the maturity date of the term loan obligations to June 2029. The aggregate principal amount of the term loan obligations are also expected to be increased to $1,500 million.

The Company estimates that the net proceeds from the offering of the notes will be approximately $493 million, after deducting the initial purchasers’ discounts and estimated offering expenses payable by the Company.

As previously announced, the Company expects to use the net proceeds from the sale of the notes, together with proceeds from borrowings under the Amendment and Restatement on the closing of the notes offering and cash on hand, to fund the redemption of all of its outstanding 9.750% senior secured notes due 2023 (the “Existing 2023 Notes”) and to pay related transaction premiums, fees and expenses. The redemption date for the Existing 2023 Notes (the “2023 Notes Redemption”) will be on the same date as the closing of the notes offering. The consummation of the notes offering is not conditioned on the consummation the 2023 Notes Redemption and/or the consummation of the Amendment and Restatement, but consummation of the 2023 Notes Redemption is conditioned upon, among other things, consummation of the notes offering.

The notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

This press release does not constitute an offer to sell nor a solicitation of an offer to buy the notes or any other securities, and no offer, solicitation or sale will be made in any jurisdiction in which, or to any persons to whom, such an offer, solicitation or sale is unlawful. Any offers of the notes will be made only by means of a private offering memorandum. This press release does not constitute an offer to purchase the solicitation of an offer to purchase or a notice of redemption for the Existing 2023 Notes. Any such notice will be made separately pursuant to and in accordance with the terms of the indenture governing the Existing 2023 Notes.

About Maxar

Maxar Technologies (NYSE:MAXR) (TSX:MAXR) is a provider of comprehensive space solutions and secure, precise, geospatial intelligence. We deliver disruptive value to government and commercial customers to help them monitor, understand and navigate our changing planet; deliver global broadband communications; and explore and advance the use of space. Our unique approach combines decades of deep mission understanding and a proven commercial and defense foundation to deploy solutions and deliver insights with unrivaled speed, scale and cost-effectiveness. Maxar’s 4,400 team members in over 20 global locations are inspired to harness the potential of space to help our customers create a better world.

Forward-Looking Statements

This release contains "forward-looking statements" as defined in Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. Forward-looking statements include all statement that are not historical statements of facts and those regarding consummation of the notes offering, the 2023 Notes Redemption and the Amendment and Restatement and the expected terms of the Amendment and Restatement. Forward-looking statements are often identified by the words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “may,” “estimate,” “outlook” and similar expressions, including the negative thereof.

These forward-looking statements are based on management’s current expectations and assumptions based on information currently known to us and our projections of the future, about which we cannot be certain. Forward-looking statements are subject to various risks and uncertainties which could cause actual results to differ materially from the anticipated results or expectations expressed in this press release. As a result, although we believe we have a reasonable basis for each forward-looking statement contained in this press release, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be accurate. Risks and uncertainties that could cause actual results to differ materially from current expectations include the Company's ability to consummate the notes offering, the 2023 Notes Redemption and the Amendment and Restatement, and additional factors affect the Company's business and financial results including: risks related to the conflict in Ukraine or related geopolitical tensions; the COVID-19 pandemic and its impact on our business operations, financial performance, results of operations and stock price; our ability to generate a sustainable order rate for our satellite and space manufacturing operations within our Space Infrastructure segment, including our ability to develop new technologies to meet the needs of existing or potential customers; risks related to our business with various governmental entities, which is subject to the policies, priorities, regulations, mandates and funding levels of such governmental entities; our ability to meet our contractual requirements and the risk that our products contain defects or fail to operate in the expected manner; the risk of any significant disruption in or unauthorized access to our computer systems or those of third parties that we utilize in our operations; the ability of our satellites to operate as intended and risks related to launch delays, launch failures or damage or destruction to our satellites during launch; risks related to the interruption or failure of our infrastructure or national infrastructure; and the risk factors set forth in Part II, Item 1A, “Risk Factors” in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and filed with the Securities and Exchange Commission (the "SEC") on May 9, 2022, as such risks and uncertainties may be updated or superseded from time to time by subsequent reports we file with the SEC.

The forward-looking statements contained in this press release speak only as of the date hereof are expressly qualified in their entirety by the foregoing risks and uncertainties. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial may also materially adversely affect our business, prospects, financial condition, results of operations and cash flows. The Company undertakes no obligation to publicly update or revise any of its forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law.

Unless stated otherwise or the context otherwise requires, references to the terms “Company,” “Maxar,” “we,” “us,” and “our” to refer collectively to Maxar Technologies Inc. and its consolidated subsidiaries.

Jason Gursky | VP Investor Relations and Corporate Treasurer | 1-303-684-2207 | jason.gursky@maxar.com

Fernando Vivanco | Maxar Media Relations | 1-720-877-5220 | fernando.vivanco@maxar.com